UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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DUPONT PHOTOMASKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following slides were used by DuPont Photomasks, Inc. and Toppan Printing Co., Ltd. at their joint press conference on October 5, 2004 and were posted on DuPont Photomasks’ website at www.photomask.com on October 5, 2004.

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Toppan Printing Enters Into
Definitive Agreement
To Acquire DuPont Photomasks

– Creating The World’s Premier Photomask Company –

Toppan Printing Co.,Ltd.
DuPont Photomasks, Inc.

Translated from the
original version which was	October 5, 2004
prepared in Japanese

Transaction Outline

Transaction

•                  Toppan Printing Co., Ltd. (“Toppan”) is to acquire all outstanding shares of DuPont Photomasks, Inc. (“DPI”), a Nasdaq listed company, for approximately US$650mn* (approximately JPY71bn)

•                  DPI to become a wholly-owned subsidiary of Toppan

•                  Transaction expected to close in early 2005

•                  Toppan group to become the world’s premier photomask company

New company

•                  New company name: Toppan Photomasks, Inc.

•                  Headquarters: Round Rock, Texas, USA

•                  Chairman: Akihiro Nagata (also a Senior Managing Director and Head of the Electronics Division at Toppan)

•                  CEO: Marshall Turner (current Chairman and CEO of DPI)

* On a fully diluted basis (convertible notes, options).

Note  :  Assumes US$1=JPY110.

Transaction Rationale

•                  Electronics, particularly the photomask market, has become a core business for Toppan and a key engine for future growth

•                  With customer needs diversifying and industry technology advancing rapidly, now is the optimal time to make an acquisition

•                  Toppan group’s global photomask business strategy is to:

•                  Strengthen technological development capabilities to meet the complex needs of chip makers

•                  Build a customer-focused manufacturing network covering the US, Europe and Asia

•                  Strengthen earnings potential through the most efficient allocation of Capex and R&D investments possible

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Creating the world’s premier photomask company
and realizing synergies through integration

Transaction Structure (Cash Merger)

•                  Toppan has established a 100%-owned subsidiary in the US (“Merger Sub”)

•                  Following DPI’s shareholder approval, Merger Sub and DPI are to merge. DPI to become the surviving entity

•                  Toppan to pay US$27.00 in cash per share, to all DPI shareholders (approximately US$650mn*, approximately JPY71bn in total)

•                  DPI to become a wholly-owned subsidiary of Toppan, to be renamed as Toppan Photomasks, Inc.

•                  E. I. du Pont de Nemours and Company, the largest shareholder of DPI, which owns approximately 20% of the issued and outstanding shares has agreed to vote its shares in favor of the transaction

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* On a fully diluted basis (convertible notes, options).

Note  :  Assumes US$1=JPY110.

Toppan’s Photomask Business (1)

•                  A key engine for future growth

•                  A strategic core business

(along with color-filters, also within the Electronics Division)

Positioning of Toppan’s existing photomask business and the new company

[CHART]

Toppan’s Photomask Business (2)

Strong Customer Base in Japan and Asia

FY 3/2004 Sales*
JPY32.5bn
(US$295mn)

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* Sales of photomasks for LSI only.

Note  :  Assumes US$1=JPY 110.

About DuPont Photomasks (1)

•                  Company name: DuPont Photomasks, Inc. (Nasdaq: DPMI)

•                  Headquarters: Round Rock, Texas, USA

•                  Number of employees (as of June 30, 2004) Approximately 1,600

•                  Sales (FY2004): US$354mn (JPY38.9bn)

•                  Total assets (as of June 30, 2004): US$795m (JPY87.5bn)

•                              A leading global provider of micro-imaging solutions, including electronic design automation (EDA) software

Manufacturing base

9 facilities in the US, Europe and Asia

USA

•                  Round Rock (TX, USA)

•                  Santa Clara (CA, USA)

•                  Kokomo (IN, USA)

Europe

•                  Dresden (Germany)

•                  Corbeil (France)

Asia

•                  Ichon (Korea)

•                  Hsinchu (Taiwan)

•                  Singapore

•                  Shanghai (China)

Leading edge product sales

% of revenue generated by devices 130nm and smaller

[CHART]

Note  :  Assumes US$1=JPY 110.

About DuPont Photomasks (2)

Globally Diverse Customer Base

FY 6/2004 Sales

US$354mn

(JPY38.9bn)

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Note  :  Assumes US$1=JPY 110.

Importance of Photomasks in Chip Production

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What is a photomask?

•                  A high-purity quartz plate covered with chrome, on which circuit patterns are etched

•                  The circuit pattern on a photomask is transferred onto a silicon wafer using optical lithography systems

Importance of photomasks

•                  With telecom technology and digital electronic equipment rapidly developing and chip complexity increasing, advanced photomasks are becoming increasingly critical

Changing Customer Needs (1)

To support smaller design rules

IC Technology Roadmap

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Source:  ITRS 2003

Photomask Market by Nodes

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Source: VLSI (July 2004)

Development and production of cutting-edge photomask technology is critical

Changing Customer Needs (2)

Changes to the photomask business and other high-end products

Electronics Equipment	Shorter product life-cycle	Higher performance

Semi-conductor	Shorter design-cycle	Advanced production processing

Photomask	Shorter lead-time. Swift response to design changes	From commodity supplier to customer development partner

Customer focused development and supply structure is critical

Changing Customer Needs (3)

Worldwide semiconductor market (2004 Estimates)

[CHART]

Source: WSTS (June 2004)

Semiconductor market is becoming increasingly global. Photomask producers need a global delivery capability

The World’s Premier Photomask Company

•                  Accelerate R&D with Asaka and Dresden, the two most advanced technology development centers in the new network

•                  Swift transfer of technology to manufacturing bases around the world

Customer-focused global manufacturing across the US, Europe and Asia

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Synergies Through Integration

Effective use of technology development resources

•                  Meet complex customer needs through optimal resource allocation

•                  Accelerate industry leading R&D capabilities

Optimal utilization of manufacturing network

•                  Create optimal production network with complementary facilities

•                  Provide timely products with a variety of nodes around the world

Providing highest quality solutions to customers

Efficient allocation of Capex and R&D investment

•                  Pursuit of cost efficiency through efficient allocation of Capex and R&D investment

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties concerning Toppan’s proposed acquisition of DPI and the benefits of the pending acquisition. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties regarding the acquisition include, among others, the requirement that DPI’s stockholders must approve the transaction, the required receipt of necessary regulatory approvals, including from the Securities and Exchange Commission (“SEC”) and under applicable antitrust laws, other conditions to the closing of the merger, the possibility that the transaction will not close or that the closing may be delayed, and the effect of the announcement of the merger on DPI’s operating results and customer, supplier, employee and other  relationships.  More information about potential factors that could affect DPI’s business and financial results is included in DPI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 which is on file with the SEC and available at the SEC’s website at www.sec.gov.  The forward-looking statements are made as of the release date hereof and Toppan and DPI disclaim any intention or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

DPI will file a proxy statement and other documents regarding the proposed merger described in this presentation with the SEC. DPI’s STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to stockholders of DPI seeking their approval of the transaction. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by DPI with the SEC for free at the SEC’s web site at www.sec.gov. Copies of the proxy statement and other documents filed by DPI with the SEC may also be obtained free of cost by directing a request to: Investor Relations Department, DPI, 131 Old Settlers Boulevard, Round Rock, TX  78664, USA. You may also read and copy any reports, statements and other information filed by DPI at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, USA or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

DPI and Toppan and their respective directors, executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies of DPI stockholders in connection with the proposed merger. Certain directors and executive officers of DPI may have interests in the merger, including employment agreements, severance arrangements, acceleration of vesting of stock options and as a result of holding options or shares of DPI common stock generally, and their interests will be described in the proxy statement that will be filed by DPI with the SEC.